UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2011

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

001-14704
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2200 Don Tyson Parkway, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant’s principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 4, 2011, the annual meeting of shareholders of Tyson Foods, Inc. (the "Company") was held.  Matters voted on by shareholders included (i) the election of directors of the Company's board, (ii) ratification of the Company's selection of PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm for the fiscal year ending October 1, 2011, (iii) a shareholder proposal to phase in controlled-atmosphere killing within five years ("Shareholder Proposal"), (iv) consideration and approval of an advisory resolution regarding the compensation of the Company’s named executive officers, and (v) consideration and action upon an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for shareholder consideration.  The final voting results of the shareholders' votes are reported below.

(i)	The following directors were elected by the indicated votes:

Directors	Votes For	Votes Withheld	Broker Non-Votes
John Tyson	911,905,468	9,535,330	29,378,770
Jim Kever	912,318,276	9,122,522	29,378,770
Kevin M. McNamara	909,808,111	11,632,687	29,378,770
Brad T. Sauer	902,203,732	19,237,066	29,378,770
Robert Thurber	910,513,680	10,927,118	29,378,770
Barbara A. Tyson	912,127,795	9,313,003	29,378,770
Albert C. Zapanta	916,636,277	4,804,521	29,378,770

(ii)	Ratification of the selection of PwC:

Votes For	949,715,614
Votes Against	914,654
Votes Abstained	189,300

(iii)	Shareholder Proposal:

Votes For	9,454,949
Votes Against	878,878,759
Votes Abstained	33,107,090
Broker Non-Votes	29,378,770

(iv)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Votes For	817,731,615
Votes Against	102,861,166
Votes Abstained	848,017
Broker Non-Votes	29,378,770

(v)	Recommended frequency of advisory votes on executive compensation:

Votes For - One Year	160,221,929
Votes For - Two Years	2,444,582
Votes For - Three Years	757,957,910
Votes Abstained	816,377
Broker Non-Votes	29,378,770

Based on these results and consistent with a majority of votes cast with respect to this matter, the Company’s board of directors has adopted a policy to hold an advisory vote on executive compensation every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: February 9, 2011	By:	/s/ R. Read Hudson

	Name:	R. Read Hudson
	Title:	Vice President, Associate General
Counsel and Secretary